NATURE AND CONTINUANCE OF OPERATIONS	12 Months Ended
Sep. 30, 2018
Nature And Continuance Of Operations [Abstract]
NATURE AND CONTINUANCE OF OPERATIONS
1.	NATURE AND CONTINUANCE OF OPERATIONS

Nature and Continuance of Operations

ESSA Pharma Inc. (the “Company”) was incorporated under the laws of the Province of British Columbia on January 6, 2009. The Company’s head office address is Suite 720 – 999 West Broadway, Vancouver, BC, V5Z 1K5. The registered and records office address is the 26th Floor at 595 Burrard Street, Three Bentall Centre, Vancouver, BC, V7X 1L3. The Company is listed on the NASDAQ Capital Market (“NASDAQ”) under the symbol “EPIX”, and on the Toronto Venture Exchange (“TSX-V”) under the symbol “EPI”.

The Company is focused on the development of small molecule drugs for the treatment of prostate cancer. The Company has acquired a license to certain patents (the “NTD Technology”) which were the joint property of the British Columbia Cancer Agency and the University of British Columbia. As at September 30, 2018, no products are in commercial production or use. From November 2015 until September 2017, the Company’s primary activity was the Phase I clinical development of clinical candidate EPI-506. On September 11, 2017, the Company announced its decision to discontinue further clinical development of EPI-506, including a decrease in headcount and reduction of operational expenditures related to the clinical program. The Company implemented a corporate restructuring plan to focus resources on preclinical development of its next-generation compounds.

Share Consolidation

Effective April 25, 2018, the Company consolidated its issued and outstanding common shares on the basis of one post-consolidation share for 20 pre-consolidation shares. Unless otherwise stated, all share and per share amounts have been restated retrospectively to reflect this share consolidation.

Going Concern

These financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) assuming the Company will continue on a going-concern basis. The Company has incurred losses and negative operating cash flows since inception. The Company incurred a net loss of $11,629,440 during the year ended September 30, 2018 and has an accumulated deficit of $44,369,086. The ability of the Company to continue as a going concern in the long-term depends upon its ability to develop profitable operations and to continue to raise adequate financing.  As at September 30, 2018, the Company has not advanced its research into a commercially viable product. The Company’s continuation as a going concern is dependent upon the successful development of its NTD Technology to a commercial standard. These matters indicate the existence of material uncertainties that raises substantial doubt about the Company’s ability to continue as a going concern.

During the year ended September 30, 2018, the Company completed a financing of $26,040,000 in gross proceeds (Note 9). Management continues to seek sources of additional financing which would assure continuation of the Company’s operations and research programs. However, there is no certainty that such financing will be provided or provided on favorable terms. Management believes that it will complete a financing in sufficient time to continue to execute its planned expenditures without interruption.